UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2020

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (216) 896-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2020, Catherine A. Suever, Executive Vice President – Finance and Administration and Chief Financial Officer of Parker-Hannifin Corporation (the “Company”) notified the Company of her intention to retire effective December 31, 2020. From October 27, 2020, until her retirement, Ms. Suever will remain as Executive Vice President – Finance and Administration and Chief Financial Officer of the Company.

In connection with Ms. Suever’s notification of retirement, the Board of Directors of the Company elected Todd M. Leombruno, age 50, as Executive Vice President and Chief Financial Officer, effective January 1, 2021. Mr. Leombruno will succeed Ms. Suever as principal financial officer. Mr. Leombruno has been Vice President and Controller of the Company since July 1, 2017. He was Vice President and Controller – Engineered Materials Group from January 2015 to June 2017; and Director of Investor Relations from June 2012 to December 2014. Mr. Leombruno is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

In connection with Mr. Leombruno's appointment as Executive Vice President and Chief Financial Officer, the Human Resources and Compensation Committee of the Board of Directors of the Company took the following actions regarding Mr. Leombruno’s compensation effective January 1, 2021:

1.	approved an increase in Mr. Leombruno’s annual base salary to $670,000;
2.	awarded an increase in Mr. Leombruno’s General RONA Bonus target payout amount to $301,500;
3.	awarded an increase in Mr. Leombruno’s Target Incentive Bonus target award to a target amount of $268,000; and
4.	granted Mr. Leombruno the following additional target LTIP award shares:

LTIP Award	Additional Target LTIP Award Shares
Calendar Year 2019-20-21	2,373
Calendar Year 2020-21-22	3,427

In connection with Mr. Leombruno’s appointment as Executive Vice President and Chief Financial Officer, the Board of Directors of the Company elected Angela R. Ives, age 47, as Vice President and Controller of the Company, effective January 1, 2021. In this position, Ms. Ives will succeed Mr. Leombruno as principal accounting officer of the Company. Ms. Ives has been Vice President and Assistant Controller of the Company since September 2020. Ms. Ives was Group Vice President and Controller for the Instrumentation Group of the Company from November 2019 to September 2020. From August 2010 to November 2019, Ms. Ives served as Division Controller for the Electromechanical and Drives Division and served as the financial lead on the Motion Systems Group business initiatives. Ms. Ives is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Ms. Ives is now eligible to participate in the Company’s executive compensation program, as described in the Company’s Proxy Statement for the Annual Meeting of Shareholders held on October 28, 2020. In connection with Ms. Ives' appointment as Vice President and Controller, the Human Resources and Compensation Committee of the Board of Directors of the Company took the following actions regarding Ms. Ives’ compensation effective January 1, 2021:

1.	approved an increase in Ms. Ives’ annual base salary to $360,000;
2.	awarded an increase in Ms. Ives’ General RONA Bonus target payout amount to $108,000;
3.	awarded an increase in Ms. Ives’ Target Incentive Bonus target award to a target amount of $72,000; and
4.	granted Ms. Ives the following additional target LTIP award shares:

LTIP Award	Additional Target LTIP Award Shares
Calendar Year 2019-20-21	457
Calendar Year 2020-21-22	606

The Company will enter into a Change in Control Severance Agreement for executive officers at or above Grade 29 (the “At or Above Grade 29 Control Agreement”) with Mr. Leombruno and a Change In Control Severance Agreement for executive officers below Grade 29 (together with the At or Above Grade 29 Control Agreement, the “Control Agreements”) with Ms. Ives. The Control Agreements are in substantially the same form as the change in control severance agreements for executive officers that are filed as Exhibits 10(b) and 10(c), respectively, to the Company’s Annual Report on Form 10-K filed with the U. S. Securities and Exchange Commission on August 26, 2020.

The Company will also enter into an Indemnification Agreement (the “Indemnification Agreement”) with Ms. Ives. The Indemnification Agreement is in substantially the same form as the indemnification agreement for directors and officers that is filed as Exhibit 10(e) to the Company’s Annual Report on Form 10-K filed with the SEC on August 26, 2020.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On October 28, 2020, at the 2020 Annual Meeting of Shareholders (the "2020 Annual Meeting") of the Company, the Company's shareholders considered three proposals, each of which is described more fully in the Company’s definitive proxy statement for the 2020 Annual Meeting. Set forth below are the final voting results on each matter submitted to a vote of the Company’s shareholders at the 2020 Annual Meeting.

Proposal 1. The shareholders elected the following Directors for a term expiring at the Annual Meeting of Shareholders in 2021, as follows:

Nominees	For	Against	Abstentions	Broker Non-Votes
Lee C. Banks	100,919,452	2,866,811	316,927	10,096,747
Robert G. Bohn	102,958,727	826,635	317,828	10,096,747
Linda A. Harty	99,334,882	4,477,159	291,149	10,096,747
Kevin A. Lobo	102,903,328	896,945	302,917	10,096,747
Candy M. Obourn	100,708,075	3,019,786	375,329	10,096,747
Joseph Scaminace	99,142,751	4,595,484	364,955	10,096,747
Åke Svensson	102,758,758	1,001,279	343,153	10,096,747
Laura K. Thompson	103,084,582	690,419	328,189	10,096,747
James R. Verrier	103,164,912	637,088	301,190	10,096,747
James L. Wainscott	100,690,446	3,075,806	336,938	10,096,747
Thomas L. Williams	96,068,923	7,411,236	623,031	10,096,747

Proposal 2. The Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021, as follows:

Votes For	Votes Against	Abstentions
111,612,589	2,313,657	273,691

Proposal 3. The Shareholders approved, on a non-binding, advisory basis, the compensation of the Named Executive Officers of the Company, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,094,132	8,231,067	777,991	10,096,747

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION
By: /s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and
Secretary

Date:	November 2, 2020